Lakeland Financial Corporation A Proven History of Shareholder Value Creation And Commitment to Our Communities 4th Quarter 2024 LKFN L I S T E D

2 David M. Findlay Chairman & Chief Executive Officer david.findlay@lakecitybank.com (574) 267‐9197 Kristin L. Pruitt President kristin.pruitt@lakecitybank.com (574) 371‐9220 Lisa M. O’Neill Executive Vice President & Chief Financial Officer lisa.oneill@lakecitybank.com (574) 267‐9125

3 Forward‐Looking Information This presentation contains, and future oral and written statements of the Company and its  management may contain, forward‐looking statements within the meaning of the Private  Securities Litigation Reform Act of 1995. Forward‐looking statements are not historical facts and  are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,”  “continue,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should,” or other  similar expressions. All statements in this presentation, including forward‐looking statements,  speak only as of today’s date, and the Company undertakes no obligation to update any  statement in light of new information or future events. The Company’s ability to predict results or the actual effect of future plans or strategies is  inherently uncertain and, accordingly, you are cautioned not to place undue reliance on any  forward‐looking statement. Actual results could differ materially from those addressed in the  forward looking statements as a result of numerous factors, including the effects of economic,  business and market conditions and changes, particularly in our Indiana market area, including  prevailing interest rates and the rate of inflation; governmental monetary and fiscal policies; the  risks of changes in interest rates on the levels, composition and costs of deposits, loan demand  and the values and liquidity of loan collateral, securities and other interest sensitive assets and  liabilities; and changes in borrowers’ credit risks and payment behaviors, as well as those  identified in the company’s filings with the Securities and Exchange Commission, including the  company’s Annual Report on Form 10‐K and quarterly reports on Form 10‐Q.

4 Bank Director Magazine – Top U.S. Banks

5 Long Term Success for Shareholders LTM ROE >13% Source: S&P Capital IQ Pro. Financial data is as of September 30, 2024. (1) Includes banks and thrifts traded on the NYSE, NYSEAM or NASDAQ as of 12/20/24; excludes merger targets. (2) Defined as having positive net income before extraordinary items and preferred dividends for each of the last 10 years (calendar years ended December 31, 2014 through December 31, 2023). Net income before extraordinary items is defined by S&P Capital IQ Pro as GAAP net income, after taxes, minority interest, and other after tax items, but before any extraordinary items. Excludes any revaluation of net deferred tax assets due to tax reform per S&P Capital IQ Pro. (3) Defined as having compounded annual growth in tangible book value per share from 9/30/04 through 9/30/24 greater than 8%. 20-Year TBVPS CAGR >8%(3) Profitable for the Last 10 Years(2) Exchange Traded Depositories with Assets Between $1B and $10B(1) 5 Institutions 13 Institutions 154 Institutions 188 Institutions (including LKFN) LTM ROE >13%

Tangible Common  Equity 92.1% Allowance for Credit  Losses 7.9% $2 6. 47 $3 2. 93 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 19 91 19 93 19 95 19 97 19 99 20 01 20 03 20 05 20 07 20 09 20 11 20 13 20 15 20 17 20 19 20 21 20 23 Tangible Book Value(1) Per Share 6 Strong Capital Structure Key Ratios and Per Share Data as of  December 31, 2024 10.19%TCE/Tangible Assets 12.37%Adj. TCE/Adj. Tangible Assets 15.90%Total Risk‐Based 12.15%Leverage $26.62Book Value $26.47Tangible Book Value $32.93Adj. Tangible Book Value Note: Tangible Common Equity to Tangible Assets and Tangible Book Value per Common  Share are Non‐GAAP financial measures. See “Reconciliation of Non‐GAAP Financial  Measures” in the Fourth Quarter 2024 Earnings Press Release and Form 8‐K. (1)compounded annual growth rate computed from 1991‐2024 *TBV adjusted to exclude the market value impact of AFS investment  securities for TCE and Tangible Assets *

7 Lake City Bank Today •A long‐term and consistent organic growth story •Headquartered in Warsaw, Indiana • 54 branch offices ‐ $6.7 billion banking assets ‐ $3.4  billion trust, retirement and investment brokerage  assets • Focused on execution – “blocking and tackling” • Continued growth potential

8 34 Years of Organic Growth Record Net Income for 30 of 34 Years $2 ,7 07 $9 3, 47 8 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 19 91 19 92 19 93 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 Net Income (000’s) Compound Annual Growth 1991 – 2024 • Loans = 10% • Deposits = 10% • Net Income = 11% • Earnings Per Share = 11%

9 Established Market Presence Organic Growth Potential in Mature and Expanding Markets

10 A Continued Path to Economic Growth • 67% of Lake City Bank  counties are growth and  high growth counties • 40% of Lake City Bank  counties are high growth  counties • Indiana is poised to  experience continued  economic strength and  vitality

11 Strong Regional and Statewide Economy Unemployment Rate In The Lake City Bank Footprint Is Consistent With The National Average U ne m pl oy m en t Source: United States Bureau of Labor Statistics.  Lake City Bank footprint is defined  as Kosciusko, Marshall, Fulton, Pulaski, Noble, Whitley, St. Joseph, Elkhart, LaGrange,  Allen, DeKalb, Huntington, Marion, Hamilton and Johnson Counties in Indiana 8. 0% 6. 5% 5. 5% 4. 2% 3. 6% 3. 0% 3. 0% 3. 0% 11 .3% 5. 0% 2. 1% 2. 7% 3. 3% 4. 0% 8. 0% 6. 6% 5. 7% 4. 5% 3. 8% 3. 2% 3. 7% 3. 2% 11 .9% 4. 8% 2. 1% 2. 9% 3. 2% 4. 2% 7. 4% 6. 6% 5. 5% 4. 8% 4. 4% 3. 9% 3. 7% 3. 3% 13 .0% 6. 4% 3. 9% 3. 4% 3. 5% 4. 0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2012 Nov 2013 Nov 2014 Nov 2015 Nov 2016 Nov 2017 Nov 2018 Nov 2019 Nov 2020 May 2020 Nov 2021 Nov 2022 Nov 2023 Nov 2024 Nov Consolidated LCB Footprint Indiana United States

12 Lake City Bank Balance Sheet Dynamics 1. Capital Strength 2. Diversified Deposit Composition 3. Liquidity Availability 4. Investment Securities Portfolio 5. Asset Liability Management

13 Fortress Balance Sheet And Capital In Excess of Requirements LKFN Above Peer Long‐Term Profitability has Contributed to a Strong Capital Foundation 13.3% 15.9% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% Q4'10 Q4'11 Q4'12 Q4'13 Q4'14 Q4'15 Q4'16 Q4'17 Q4'18 Q4'19 Q4'20 Q4'21 Q4'22 Q4'23 Q4'24 Risk‐Based Capital Ratio Proxy Peer Average RBC Q3’24    15.0%    Well Capitalized Threshold 10.0% for Consolidated Risk‐Based Capital Source: S&P Capital IQ Pro. Financial data

14 Deposit Composition Provides Diversification Strong Commercial Deposit Growth Total Retail $1,780,726 30% Total Public  Fund $1,809,631 31% Total  Commercial $2,269,049 38% Brokered  Deposits $41,560 1% December 31, 2024 Total Deposits ‐ $5.9 billion DDA $1,297,456 DDA % of Total Deposits – 22% (000’s) (000’s) Total Retail $1,617,133 39% Total Public  Fund $1,127,111 27% Total  Commercial $1,276,047 31% Brokered  Deposits $113,528 3% December 31, 2019 Total Deposits ‐ $4.1 billion DDA‐ $983,307 DDA % of Total Deposits – 24%

15 Diversified Deposit Base Deposit Franchise Consists of Broad‐based and Deep Relationships • Deposit composition has remained stable with  commercial deposits increasing as a percent of  total deposits • Lake City Bank had 119,934 deposit accounts at  December 31, 2024. 117,490, or 98%, of those  accounts are less than $250,000 • Public Funds in Indiana are covered by the Public  Deposit Insurance Fund (PDIF). Collateral is not  pledged to public funds.

$0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 Checking and MMA CDs 16 Public Fund Deposit Trends 85% of Public Funds are Operating Relationships $1 ,2 15 ,5 33 $1 ,2 11 ,1 48 $1 ,2 53 ,7 04 $1 ,2 81 ,4 51 $1 ,1 27 ,1 11 $1 ,1 32 ,4 38 $1 ,1 03 ,0 14 $1 ,2 12 ,1 31 $1 ,1 62 ,4 57 $1 ,2 04 ,1 53 $1 ,2 75 ,3 88 $1 ,2 89 ,6 03 $1 ,2 84 ,6 41 $1 ,4 81 ,1 00 $1 ,4 58 ,1 79 $1 ,3 40 ,5 66 $1 ,3 56 ,8 51 $1 ,4 29 ,8 73 $1 ,5 63 ,5 57 $1 ,4 50 ,5 27 $1 ,5 63 ,0 15 $1 ,5 44 ,7 75 $1 ,7 27 ,5 93 $1 ,7 26 ,8 69 $1 ,8 09 ,6 31

17 Checking Accounting Trends by Deposit Sector Commercial Accounts Grow by 21% since December 2019 $1 ,1 05 ,2 67 $2 ,0 79 ,4 07 $1 ,9 53 ,9 69 $2 ,1 05 ,4 11 $2 ,1 29 ,9 52 $6 58 ,4 51 $1 ,1 71 ,1 26 $1 ,0 73 ,3 14 $9 37 ,4 58 $9 71 ,8 52 $8 34 ,9 53 $1 ,2 18 ,8 54 $1 ,3 82 ,5 65 $1 ,3 09 ,9 65 $1 ,6 20 ,4 60 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 Dec 2019 Dec 2021 Dec 2022 Dec 2023 Dec 2024 Commercial Retail Public Funds Ch ec ki ng  A cc ou nt  B al an ce s Checking Account Average Balances  by Deposit Type Public  FundsRetailCommercial (000) $6,209$16$13612/31/24 $5,369$15$13712/31/23 $6,615$18$13212/31/22 $6,004$20$14412/31/21 $4,073$12$8612/31/19 Number of Checking Accounts  by Deposit Type Public  FundsRetailCommercial 26162,62615,66312/31/24 24461,72515,40212/31/23 20960,52814,82412/31/22 20359,49214,41412/31/21 20556,17712,92112/31/19 Pre‐ Pandemic (000) Note: Checking account balances include demand deposits and interest‐bearing checking  products and exclude goal accounts

18 Robust Liquidity Sources • Available liquidity is stable at $3.7 billion, up  from $3.4 billion at December 31, 2023 • Sources of liquidity are varied and represent  wholesale funding and brokered deposits • Brokered deposits represent 1% of total deposits • Noncore funding represented 1% of total  deposits and purchased funds as of December  31, 2024 vs. 3% as of December 31, 2023

19 Projected Impact of Rising/Falling Rates Asset Sensitive Balance Sheet Maintains Neutral Shift Graph presents 12 month projected net interest income simulation  results as of December 31, 2024, using parallel shocks ‐3.21% ‐1.48% ‐0.54% ‐0.22% ‐0.08% 0.04% 0.07% 0.11% 0.18% 0.24% ‐4.00% ‐2.00% 0.00% 2.00% 4.00% Dn 300 Dn 200 Dn 100 Dn 50 Dn 25 Up 25 Up 50 Up 100 Up 200 Up 300

20 Net Interest Margin Deposit Costs Coming Down Rapidly • Noninterest bearing deposits to total deposits was  22% unchanged from the third quarter 2024 • Linked quarter net interest margin expanded by 9  basis points in 4Q24 compared to 3Q24 • Cumulative Loan Beta 25% for recent easing cycle   • Cumulative Deposit Beta 31% for easing cycle  • Deposit repricing in current easing cycle is a  heightened focus

21 Interest Rate Sensitivity Deposits Have Repriced Quicker than Loans During Current Easing Cycle Fixed Rate $1,552,359 34% Prime $1,066,361 24% SOFR $1,332,548 29% FHLB/Other $575,097 13% Commercial Loans $4.5 billion as of December 31, 2024 (000’s) • 88% of loan portfolio consists of  commercial loans and 66% of  commercial loans are tied to variable  interest rates • Approximately $718.5 million of fixed  rate commercial loans are estimated  to reprice in the next twelve months  • Fixed rate loans have shorter, average  original terms of approximately 5 years • Public Funds contribute to deposit  repricing, $1.5 billion are tied to the  effective Federal Funds Rates • Cost of Funds peaked in 2Q24 at  2.90% compared to 2.56% in 4Q24

22 Shareholder Value Strategy 1. Commercial Banking Focus 2. High Quality Team Members 3. Proven Organic Growth Experience 4. Focus on Core Deposit Funding 5. Commitment to Technology

23 Commercial Banking Focus Experienced Relationship Driven Team • 42 credit “smart” commercial bankers • Average 25 years in banking & 14 years at Lake City Bank • We live where we lend • Face to face calling matters and is a team effort • We understand our clients’ needs • Deep organizational structure provides credit and  administrative support • We cross sell aggressively by leveraging technology • Capital capacity supports organic loan growth

24 Credit Process Commercial Banking Focus • Our credit discipline has never changed • We have a centralized committee structure • We are in‐market lender to in‐market clients • Character matters – we lend to people first • We focus on management/cash flow • Structure is important and is disciplined • CRE portfolio has nominal office exposure (2% of total)  with focus on owner occupied, in‐market multifamily, and  strong credit tenant transact projects

25 Corporate Social Responsibility Over 150 Years of Focusing on Our Customers, Employees  and Our Communities • Supporting our communities since 1872 • Caring for and building a diverse and inclusive team • Delivering customer‐focused loan and deposit products  to our communities • Developing strong cybersecurity controls to protect our  customers’ data • Supporting financial literacy in our footprint • Caring for the environment • Focusing on continued, positive corporate stewardship

26 Lake City Bank Culture High Quality Team Members • Our culture is our greatest  asset and we will preserve it • Lake City University drives our  culture • Diversity, Equity and Inclusion  are ongoing initiatives that  create a culture of belonging • Our community involvement is  real and critical to our strategy • Our culture has not been  diluted by acquisition

27 Mature1 Market Deposit Performance Organic Growth 2014 – 2024 $2,688 $2,495 $1,763 $521 $447 $373 $332 $257 ‐$219 ‐$1,210‐$1,500 ‐$1,000 ‐$500 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 1st Source Lake City Bank JPM  Chase Star Fifth Third PN C First M erchants O ld N ational KeyBank Flagstar(2) Lake City Bank has grown  deposits by 93% over the  last ten‐year period. 1Mature Markets include 12 Northern Indiana counties and exclude 3 Central Indiana counties 2Flagstar acquired Wells Fargo branches in 2018 Totals adjusted to include branches subsequently acquired by surviving banks.  Source: FDIC 6/30/24 Statistics

28 Expansion and Innovation Occurring Throughout Indiana • Indiana #1 manufacturing state in the country(1) • Indiana received tech hub designations from the federal government in  microelectronics, hydrogen energy and biotechnology.(2) • Indiana to host semiconductor event in 2025. The state has attracted seven  new semiconductor companies, secured a federal tech hub designation for  microelectronics and broken ground on a new, 10‐acre public‐private  microelectronics hub(3) • In 2024, the Indiana Economic Development Corporation secured more than  $39.2 billion of committed capital investment, helped launch 482 new small  businesses and awarded another $500 million in quality of place funding to  communities across the state through READI 2.0(4) • Eli Lily announces $13 billion investment in Indiana’s LEAP Research and  Innovation District in Lebanon, Indiana to establish the Lily Medicine  Foundry, a new center for drug development and advanced manufacturing(5) (1) https://www.statsamerica.org/sip/rank_list.aspx?rank_label=gsp2_b&item_in=12&ct=S18 (2) https://www.iedc.in.gov/events/news/details/2023/11/28/indiana‐tech‐hub‐wins‐will‐surge‐state‐s‐economy (3) https://www.iedc.in.gov/events/news/details/2024/07/09/gov‐holcomb‐announces‐indiana‐to‐host‐global‐ semiconductor‐event‐in‐2025 (4) https://www.iedc.in.gov/events/news/details/2025/01/10/iedc‐closes‐holcomb‐term‐with‐eighth‐consecutive‐ record‐breaking‐year‐for‐economic‐development (5) https://investor.lilly.com/news‐releases/news‐release‐details/lilly‐announces‐new‐45‐billion‐site‐lilly‐medicine‐ foundry‐drive

29 Commitment to Technology Innovation and Competitive Technology is a Focus • Fintech partnerships play a significant role in our technology stack  and enable delivery of innovative solutions to our customers • Investments in Lake City Bank Digital, a Q2 product implemented  in 2021 with ongoing functionality added since initial adoption • Technology partnership with FIS is strong – User Planning Council  and Strategic Planning Advisory Council • Retail and Commercial platforms ensure competitive positioning • AI and data gathering and analysis is playing an increasingly  important role  • Branch design and functionality is ever evolving based on client  transaction and relationship activity

30 Channel Utilization Today versus Pre‐Pandemic Mobile Adoption Outpacing All Other Delivery Channels Period   Change % of Total Total  Transactions  2024(1) % of Total Total Transactions 2019(1) Channel Type (10)%14%2,054,33218%2,279,975Branch Transactions (19)%5%763,1287%944,785ATM/ITM (28)%25%3,644,96040%5,058,317Online Logins 95%55%8,178,39633%4,199,910Mobile Logins(2) (29)%1%187,1772%265,475Telephone Banking 16%100%14,827,993100%12,748,462Total (1) Measurement period includes twelve months of data ending December 31, 2019  and December 31, 2024 (2) Includes mobile phone, Apple watch and iPad app use

31 Customer Composition and Digital Adoption Digital Platform Upgrade with Fintech Partner in 2021 Positively  Impacting Digital Adoption Across All Generations Customer Composition and Digital Adoption Over Three Years 12/31/2212/31/2312/31/24 Customer Breakdown Generation(1) n/a1%2%4%Gen Alpha    (2010 ‐ Current) 48%66%70%15%Gen Z                 (1996 ‐ 2009) 56%59%59%26%Millennial (1977 ‐ 1995) 47%51%51%19%Gen X                 (1965 ‐ 1976) 42%44%45%29%Baby Boomer   (1946 ‐ 1964) 27%30%31%7%Mature (1945 or before) 46%50%51%Digital Adoption (1) Gen Alpha was added in January 2024

Financial Performance

33 Income Performance Metrics LKFN Performance Exceeds National Peers and Contributes to Strong Capital Levels 1.76% 1.55% 1.56% 1.62% 1.45% 1.40% 15.47% 13.51% 14.19% 17.40% 15.93% 14.12% 15.57% 13.59% 14.27% 17.52% 16.03% 14.20% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 22.00% 0.70% 1.20% 1.70% 2.20% 2.70% 2019 2020 2021 2022 2023 2024 Return on Average Assets Return on Average Equity Return on Average Tangible Common Equity RO AA RO AE  a nd  R O AT E 1Source KBW Price Performance Review September 30, 2024 ROAE and ROATE LTM Peer  Average  Data1 National Indiana ROAE           8.7%             9.5% ROATE        11.0%          10.7% ROAA LTM Peer Average  Data1 National Indiana ROAA      0.88%             0.88%

34 Net Income and EPS Loan Growth and FOMC Easing Cycle Benefit Net Income in 2024 $87,047 $84,337 $95,733 $103,817 $93,767 $93,478 $3.38 $3.30 $3.74 $4.04 $3.65 $3.63 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $0 $20,000 $40,000 $60,000 $80,000 $100,000 2019 2020 2021 2022 2023 2024 Net Income Diluted EPS N et  In co m e EP S 2024 Net Income YOY flat             0% 2024 Diluted EPS YOY decrease (1)% Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation

35 Pretax Pre‐Provision Earnings Pretax Pre‐Provision Earnings Improves by 11% in 2024 $110,620 $118,646 $118,521 $134,539 $116,183 $128,439 2.24% 2.19% 1.93% 2.09% 1.80% 1.93% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 2019 2020 2021 2022 2023 2024 Pretax Pre‐Provision Earnings Pretax Pre‐Provision/Average Assets Pr et ax  P re ‐P ro vi sio n  Ea rn in gs Pr et ax  P re ‐P ro vi sio n  Ea rn in gs /A ve ra ge  A ss et s Note: Pretax Pre‐Provision Earnings is a Non‐GAAP financial measure. See “Reconciliation of Non‐ GAAP Financial Measures” in the Fourth Quarter 2024 Earnings Press Release and Form 8‐K. 2024 Pretax Pre‐Provision Earnings YOY Increase 11%Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation

36 Average Loans Average YTD Loan Growth of $226 million or 5% Compared to Prior Year 94% 95% 83% 77% 86% 86% 50% 60% 70% 80% 90% 100% 110% 120% $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 2019 2020 (1) 2021 (1) 2022 (1) 2023 2024 Retail Commercial Average Loans to Average Deposits Lo an s Lo an s  to  D ep os it  Ra tio (1) Includes $377 million in Average PPP loans in 2020, $238 million in 2021, and $8 million in 2022 2024 YOY Increase 5% $3,974,532 $4,424,472 $4,421,094 $4,427,166 $4,813,678 $5,039,406 Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation

$1 ,5 93 $1 ,6 37 $1 ,4 73 $1 ,4 46 $1 ,4 99 $1 ,4 10 $1 ,4 94 $1 ,5 53 $1 ,6 90 $1 ,7 46 $1 ,8 05 $1 ,8 24 $1 ,9 66 $1 ,8 85 $1 ,8 88 $1 ,8 07 $1 ,8 68 $1 ,8 37 $1 ,8 93 $1 ,9 03 $1 ,8 66 $1 ,8 35 $1 ,7 85 $2 ,0 66 $2 ,1 09 $2 ,0 44 $2 ,1 90 $2 ,2 06 $2 ,2 43 $2 ,3 21 $2 ,3 53 $2 ,3 98 $2 ,5 17 $2 ,6 96 $2 ,7 96 $2 ,8 17 $2 ,8 80 $2 ,9 18 $2 ,8 48 $2 ,7 05 $2 ,7 15 $2 ,6 82 46% 48% 42% 41% 42% 39% 40% 41% 42% 43% 43% 42% 42% 40% 40% 39% 39% 39% 41% 41% 41% ‐$200 $300 $800 $1,300 $1,800 $2,300 $2,800 $3,300 $3,800 $4,300 $4,800 25% 35% 45% 55% 65% 75% 85% 95% Outstanding Available % Line Usage 37 Line of Credit Utilization Line Utilization Remains Muted 4, 78 6 3, 42 9 3, 42 3 3, 53 9 3, 55 4 3, 54 4 3, 60 0 3, 70 0 3, 79 5 4, 01 1 4, 20 3 4, 09 8 4, 34 2 4, 66 2 PPP Round 1 PPP Round 2 4, 68 1 4, 70 5 4, 68 7 4, 68 5 4, 59 8 4, 61 8 4, 54 8

38 Line of Credit Utilization vs. Commercial DDA Commercial DDA Deposit Balances Resume Growth in 2024 $3 89 ,0 51 $4 67 ,4 58 $5 72 ,9 66 $6 60 ,3 60 $7 40 ,5 76 $7 75 ,9 47 $8 14 ,4 30 $8 83 ,9 56 $1 ,2 16 ,4 14 $1 ,2 18 ,9 43 $1 ,2 73 ,8 86 $1 ,3 39 ,6 73 $1 ,4 62 ,9 35 $1 ,4 93 ,2 45 $1 ,5 71 ,9 64 $1 ,5 61 ,7 47 $1 ,4 77 ,3 56 $1 ,5 10 ,9 10 $1 ,4 35 ,7 46 $1 ,2 57 ,7 97 $1 ,1 66 ,5 41 $1 ,1 13 ,4 49 $1 ,0 73 ,2 39 $1 ,0 02 ,1 12 $9 61 ,5 66 $1 ,0 33 ,6 10 $1 ,0 24 ,6 10 50% 51% 50% 52% 54% 49% 46% 48% 42% 41% 42% 39% 40% 41% 42% 43% 43% 42% 42% 40% 40% 39% 39% 39% 41% 41% 41% $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 30% 35% 40% 45% 50% 55% 60% De c‐ 13 De c‐ 14 De c‐ 15 De c‐ 16 De c‐ 17 De c‐ 18 De c‐ 19 M ar ‐2 0 Ju n‐ 20 Se p‐ 20 De c‐ 20 M ar ‐2 1 Ju n‐ 21 Se p‐ 21 De c‐ 21 M ar ‐2 2 Ju n‐ 22 Se p‐ 22 De c‐ 22 M ar ‐2 3 Ju n‐ 23 Se p‐ 23 De c‐ 23 M ar ‐2 4 Ju n‐ 24 Se p‐ 24 De c‐ 24 Commercial DDA Line of Credit Utilization Li ne  o f C re di t U til iza tio n Co m m er ci al  D DA PPP Round 2 (000’s) PPP Round 1

39 Loan Portfolio Breakdown C&I Drives Lending Business Commercial & Industrial $1,450,865 28% Commercial RE ‐ Owner Occupied $807,090 16% Commercial RE ‐ Nonowner Occupied $872,671 17% Commercial RE ‐Multifamily $344,978 7% Commercial RE ‐ Construction $567,781 11% Agri‐business ‐ Agriculture $387,396 8% Other  Commercial $95,584 2% Residential  Mortgage $259,286 5% Home Equity $214,125 4% Installment ‐ Other  Consumer $120,859 2% $5.1 billion as of December 31, 2024 (000’s) Note: Loan breakdown is presented by Federal Reserve Bank (“FRB”)  Collateral Code as reported on the call report.

Multifamily Housing $672,193 13% Agriculture $443,745 9% Industrial CRE $252,713 5% RV Industry $217,082 4% Senior Living $125,720 3% Automobile Dealers $119,816 2% Restaurants $111,226 2% Nonbank Lenders $103,216 2% Hotels $113,252 2% Misc. Durable Goods  Merchant Wholesalers $101,955 2% 40 Top 10 Industry Concentrations Loan Portfolio is Diversified Top 10 Industries Represent 44% or $2.3 billion of Total Loans Note: Industry data is obtained from loan classifications pursuant to  the North American Industry Classification System (“NAICS”)

41 Average Deposits Average YTD Deposit Growth of $232 million or 4% Compared to Prior Year $4,242,524 $4,650,597 $5,357,284 $5,717,358 $5,604,228 $5,836,025 98% 98% 99% 100% 97% 99% 50% 60% 70% 80% 90% 100% 110% 120% 130% 140% 150% $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 2019 2020 2021 2022 2023 2024 Average Deposits % of Funding De po sit s De po sit s  as  a  P er ce nt  o f T ot al  F un di ng (000’s) 2024 YOY Increase 4%Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation

42 Deposit Breakdown Deposit Costs Are Repricing Downward with Federal Funds Rate Cuts Total Retail $1,780,726 30% Total Public  Fund $1,809,631 31% Total  Commercial $2,269,049 38% Brokered  Deposits $41,560 1% December 31, 2024 Total Deposits ‐ $5.9 billion (000’s) 0.00% 1.00% 2.00% 3.00% 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 Annual Cost of Deposits 20242019Deposit Composition at end of period 22%24%Non‐interest Bearing Demand Deposits 64%47%Interest Bearing Demand, Savings & MMA 11%22%Time Deposits > or = to $100,000 3%7%Time Deposits < $100,000 $5.9$4.1Total Deposits (billions)

43 Net Interest Income Net Interest Margin Compression Offset by Organic Loan and Deposit Growth  $155,047 $163,008 $178,088 $202,887 $197,035 $196,679 3.38% 3.19% 3.07% 3.40% 3.31% 3.18% 2.50% 3.00% 3.50% 4.00% 4.50% $0 $50,000 $100,000 $150,000 $200,000 $250,000 2019 2020 2021 2022 2023 2024 Net Interest Income Net Interest Margin, fully tax equivalent (000’s) N et  In te re st  In co m e N et  In te re st  M ar gi n,  fu lly  ta x  eq ui va le nt 2024 YOY Flat 0%Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation

44 Asset Quality Nonperforming Loans Rise Due Primarily to a Single Commercial Credit 1. 52% 2. 15% 2. 75% 1. 37% 0. 94% 0. 50% 0. 42% 0. 19% 0. 25% 0. 19% 0. 46% 0. 26% 0. 35% 0. 36% 0. 32% 1. 10% 1. 22% 1. 82% 2. 20% 1. 75% 1. 31% 0. 41% 0. 35% 0. 16% 0. 20% 0. 16% 0. 38% 0. 21% 0. 23% 0. 27% 0. 25% 0. 85% 8.86% 8.17% 7.46% 8.06% 6.64% 5.75% 4.64% 4.28%4.50%4.77% 4.43% 6.75% 5.50% 3.42%3.72% 4.13% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Nonperforming Loans/Total Loans Nonperforming Assets/Total Assets Individually Analyzed and Watch List Loans to Total Loans excluding PPP N on pe rf or m in g  As se ts  to  T ot al  A ss et s W at ch  L ist  L oa ns  to  T ot al  L oa ns  e xc lu di ng  P PP

45 Asset Quality Allowance for Credit Losses Represents Strong Coverage 0. 42% 0. 54% 0. 25% 0. 20% 0. 11% 0. 10% 0. 09% 0. 03% ‐0 .0 1% 0. 13% 0. 03% 0. 09% 0. 09% 0. 10% 0. 13% 0. 05% 1.59% 2.15% 2.39% 2.28% 1.92% 1.67% 1.42% 1.26% 1.23% 1.24% 1.25% 1.45% 1.59% 1.54% 1.46% 1.68% 0.00% 0.30% 0.60% 0.90% 1.20% 1.50% 1.80% 2.10% 2.40% 2.70% ‐0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 AC L  to  T ot al  L oa ns , e xc lu di ng  P PP N et  C ha rg eo ffs  to  A ve ra ge  L oa ns Net Chargeoffs/Average Loans Allowance for Credit Losses to Total Loans, excluding PPP Note: Current Expected Credit Loss (“CECL”) Standard adopted effective 1/1/21

46 Noninterest Income Core Fee‐Based Revenue Growth Continues $44,997 $46,843 $44,720 $41,862 $49,858 $56,844 22% 22% 20% 17% 20% 22% 0% 10% 20% 30% 40% 50% 60% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2019 2020 2021 2022 2023 2024 (1) N on ‐In te re st  In co m e  as  %  o f T ot al  R ev en ue N on ‐In te re st  In co m e Non‐Interest Income % of Total Revenue 2024 YOY Increase 14% 2024 Core Increase  8% (000’s) (1) Noninterest Income includes $10.0 million of non‐core income in 2024.  See the “Reconciliation of Non‐GAAP Financial Measures” in the fourth  quarter 2024 Earnings Press Release and Form 8‐K Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation

47 2024 YOY Increase 3% Total Revenue Revenue Growth Benefits from Growth in Noninterest Income $200,044 $209,851 $222,808 $244,749 $246,893 $253,523 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 2019 2020 2021 2022 2023 2024 (000’s) Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation

48 Noninterest Expense $89,424 $91,205 $104,287 $110,210 $130,710 $125,084 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 2019 2020 2021 2022 2023 2024 (1) (000’s) 2024 YOY Decrease (4)% 2024 Core Increase    6% Disciplined Investment in People and Technology Continues  Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation (1) Noninterest Expense includes $4.5 million of non‐core expense in 2024.  See the “Reconciliation of Non‐GAAP Financial Measures” in the fourth  quarter 2024 Earnings Press Release and Form 8‐K

49 Efficiency Ratio Efficiency Ratio Normalizes in 2024 51% 52% 50% 50% 48% 46% 45% 45% 43% 47% 45% 53% 49% 47% 0% 10% 20% 30% 40% 50% 60% 70% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Efficiency Ratio Adjusted Core Efficiency Ratio Constant investment in technology and facilities 12023 Year‐to‐date adjusted core efficiency ratio  excludes the second quarter 2023 wire fraud loss  loss, net, of salary and benefits adjustment for a  total of $16.2 million

50 Stable Healthy Dividend Growth in Dividend Reflects Strength of Capital $1.16 $1.20 $1.36 $1.60 $1.84 $1.92 2.40% 2.24% 1.70% 2.19% 2.82% 2.79% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $0.10 $0.30 $0.50 $0.70 $0.90 $1.10 $1.30 $1.50 $1.70 $1.90 2019 2020 2021 2022 2023 2024 Dividend Per Share Dividend Yield 2024 YOY Increase 4% Di vi de nd  p er  S ha re Di vi de nd  Y ie ld Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation

51 LKFN Shareholder Value Total Return Performance from 12/31/00 to 12/31/24 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 LKFN S&P 500 S&P 500 Financials S&P US BMI Banks Index 2,974.35% 602.74% 237.57% 237.51% 3,500.00 3,000.00 2,500.00 2,000.00 1,500.00 1,000.00 500.00 0.00 (500.00)

52 Investment Highlights • Proven History of Organic Growth •Disciplined and Focused Strategy • Strong Internal Culture • Consistent Execution • Service Excellence Drives Shareholder Value

Supplemental Information

54 Lake City Bank Capital Adequacy Capital Strength Continues in December 2024 Non‐GAAP Adjusted  Capital  Ratios with  AOCI and  HTM  Losses Non‐GAAP Excess  Capital  after AOCI  and HTM Non‐GAAP AOCI and  HTM  Losses‐ after tax Capital Cushion (in 000’s) Well‐ Capitalized  Threshold December  31, 2024 Actual Regulatory Ratio  Description * 9.44%$308,528$(180,517)$489,0455.00%12.03%Tier 1 Leverage Ratio 11.37%$281,231$(180,517)$461,7486.50%14.50%Common Tier 1 (CET) 11.37%$194,670$(180,517)$375,1878.00%14.50%Tier 1 Risk Based  Capital 12.63%$151,650$(180,517)$332,16710.00%15.76%Tier 2 Risk Based  Capital * Regulatory Ratios are preliminary pending the finalization of regulatory filings

Additional  Loan Collateral  Available for  PledgeUnused/ AvailableUsed Liquidity  Availability(000) Secured/Committed Borrowings: $             ‐‐$                 555,910$                  0$             555,910Federal Home Loan Bank‐Indianapolis(1) 72,6201,364,475‐‐1,364,475Federal Reserve Bank Discount Window $          72,620 $           1,920,385$                  0$          1,920,385 Total Secured/Committed  Unsecured/Uncommitted Borrowings: $                    ‐‐$                575,097$        15,000    $             590,097Brokered Certificates of Deposit(2) ‐‐173,79126,560200,351Brokered Money Market Deposit(3) ‐‐100,000‐‐100,000Insured Cash Sweep‐One Way Buy(4) ‐‐395,000‐‐395,000Fed Fund Lines $                   ‐‐$            1,243,888$        41,560$          1,285,448Total Unsecured/uncommitted borrowings Investment Securities available for pledge: ‐‐170,602‐‐170,602Agencies, MBS and CMO(5) ‐‐346,517‐‐346,517Municipals(6) ‐‐517,119‐‐517,119Total Investment Securities Available $         72,620$            3,681,392$        41,560$        3,722,952Total Lake City Bank Liquidity Preparedness 55 Liquidity Preparedness December 31, 2024 (1) The BOD has authorized borrowing capacity up to $800 million, and qualifying collateral is required for availability (2) Brokered deposit capacity is equal to 10% of total deposits plus purchased funds, per LCB policy (3) Brokered money market capacity is equal to 3% of total assets, per LCB policy (4) Insured cash sweep OWB capacity is approved under program by IntraFi Network (formerly Promontory) (5) Investment securities are eligible collateral at the FRB – Discount Window and FHLB (6) Municipal securities are eligible collateral at the FRB – Discount Window

56 Investment Portfolio Recurring Cash Flows Used to Fund Organic Loan Growth M V  In ve st m en ts  a s  a  %  o f A ss et s Note:  Ratio of total securities to total assets excludes PPP loans of $412 million in 2020, $26  million in 2021 and $2 million in 2022 from total assets 13% 12% 12% 12% 12% 14% 21% 20% 18% 17% 0% 5% 10% 15% 20% 25% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 December 31, 2024 Market ValueBook YieldWeighted  Maturity 85,7942.086.05US Govt REMICS 336,6152.266.83US Govt Pools 109,4351.558.36US Agencies 459,5822.8814.75AFS Municipals (TEY) 113,1072.7315.92HTM Municipals (TEY) $1,104,5332.48%11.14Total (Tax‐Equivalent Yield) Held‐to‐Maturity 131,568$       Available‐for‐Sale 991,426$       Carrying Value US Govt  Remics        8% US Govt Pools  30% AFS Municipals 42% HTM Municipals 10% US Govt  Agencies 10%

57 Investment Security Portfolio Cashflows Cash Flows of $394 million Expected Through December 2028 18 ,6 53   17 ,8 66   18 ,1 57   17 ,3 20   19 ,3 64   16 ,8 20   18 ,5 58   15 ,2 69   14 ,6 19   16 ,5 81   14 ,7 99   13 ,9 45   15 ,3 98   24 ,9 83   14 ,6 83   17 ,5 61   8, 70 1  7, 60 6  8, 47 9  7, 40 8  8, 29 9  7, 23 4  8, 05 5  7, 05 2  7, 83 5  6, 90 6  7, 67 4  6, 70 3  7, 53 1  6, 59 0  7, 33 4  6, 24 1   ‐  5,000  10,000  15,000  20,000  25,000  30,000  35,000 Principal Interest (000,000) Investment Portfolio has generated  $268 million in cash flow and  proceeds from sales January 2023  through December 2024

Investment Portfolio Analysis Investment Portfolio as a Percentage of Total Assets Continues to Decline 58 12/31/202312/31/2024 % of  Total Market  Value Weighted  Maturity % of  Total Market  Value Weighted  Maturity 8%98,2656.288%85,7946.05US Govt REMICS 30%349,5777.4430%336,6156.83US Govt Pools 10%119,4799.6810%109,4358.36US Agencies 42%484,40715.6742%459,58214.75AFS Municipals (Exempt) 10%119,21516.9210%113,10715.92HTM Municipals 100%$1,170,943 11.89100%$1,104,53311.14Total  ($174,591)($191,075)Unrealized losses AFS ($10,703)($18,462)Unrealized losses HTM ($185,294)($209,537)Total market value losses   6.505.96Portfolio effective duration, tax equivalent(1) 18%17%Investment securities as a % of assets (1)Effective duration on a tax equivalent basis incorporates the historical price sensitivity  relationship between tax‐free and taxable securities. Tax‐free securities have 2/3 of the  price risk as a taxable security for a given change in taxable rates.

59 Commercial Loans by County Commercial Customers in 49 Indiana Counties and 21 Other  States (1) All other counties individually represent less than 2% of total December 31, 2024 (000’s) Allen 18% Elkhart 13%St. Joseph 8% Kosciusko 10% Hamilton 10% Marion 15% Marshall 3% Other IN  Counties (1) 17% Outside IN 6% Commercial Loans  Outstanding as of  12/31/2024 $4.5 billion

60 Larger Market Organic Expansion Organic Growth # of Branches LCB Deposit Market Share** LCB  EntryPopulation*Primary CityCounty State  Rank 1267%187280,364WarsawKosciusko 22. 1122%1990206,409ElkhartElkhart6. 48%1997272,848South BendSt. Joseph5. 514%1999394,545Fort WayneAllen3. 81%20111,507,924IndianapolisHamilton, Johnson, Marion1. * Source: STATS Indiana ** Source: FDIC 6/30/24 Statistics

61 Mature Market Strength and Growth  Organic Growth 2024 # of  Offices 20142024 (millions)1 IncreaseShareDepositsShareDeposits 5299.52%15.68%$2,70119.43%$5,3891. 1st Source 5492.85%15.60%$2,68718.68%$5,1822. Lake City Bank 20102.50%9.99%$1,72012.56%$3,4833. JPM Chase 1630.67%7.06%$1,2165.73%$1,5894. PNC 23(51.49)%13.64%$2,3504.11%$1,1405. Flagstar/Wells Fargo(2) 947.43%4.07%$7003.72%$1,0326. First Merchants 10107.20%2.82%$4863.63%$1,0077. Star 942.34%3.52%$6073.12%$8648. Old National 8127.35%2.04%$3512.88%$7989. Fifth Third 13(24.12)%5.27%$9082.48%$68910. KeyBank 61.04%$17,223$27,736Market Total 1Mature Markets includes 12 Northern Indiana counties and excludes 3 Central Indiana counties 2Flagstar purchased Wells Fargo Indiana branches in 2018 Adjusted to include branches subsequently acquired by surviving banks. Data based on June 30th regulatory  reporting for each year presented.